Benefit Plans	12 Months Ended
Dec. 31, 2016
Employee Benefits and Share-based Compensation [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
Note 10 – Benefit Plans
Certain of the benefit costs charged to us by our general partners associated with employees who directly support us are described below. Additionally, allocated corporate expenses from Williams to us also include amounts related to these same employee benefits, which are not included in the amounts presented below. Employees supporting ACMP were not participants in the pension and other postretirement benefit plans sponsored by Williams during 2014. As a result, there are no pension and other postretirement benefit costs included in the 2014 amounts presented below associated with those employees. During 2014, employees supporting ACMP were eligible for defined contribution plans sponsored by the general partner of ACMP. The cost for the employer matching contributions for the period subsequent to July 1, 2014, is included in the defined contribution amount presented below. Effective January 1, 2015, these employees became Williams employees and eligible for certain employee benefit plans sponsored by Williams. Therefore, costs associated with these former ACMP employees are included in the 2015 and 2016 amounts presented below.
Defined Benefit Pension Plans
Williams has noncontributory defined benefit pension plans (Williams Pension Plan, Williams Inactive Employees Pension Plan, and The Williams Companies Retirement Restoration Plan) that provide pension benefits for its eligible employees. Pension costs charged to us by Williams for 2016, 2015, and 2014 totaled $32 million, $43 million, and $28 million, respectively. At the total Williams plan level, the pension plans had a projected benefit obligation of $1.5 billion at December 31, 2016 and 2015. The plans were underfunded by $212 million and $223 million at December 31, 2016 and 2015, respectively.
Postretirement Benefits Other than Pensions
Williams provides subsidized retiree health care and life insurance benefits for certain eligible participants. We recognized a net periodic postretirement benefit credited to us by Williams of $12 million, $12 million, and $14 million in 2016, 2015, and 2014, respectively. At the total Williams plan level, the postretirement benefit plans had an accumulated postretirement benefit obligation of $197 million and $202 million at December 31, 2016 and 2015, respectively. The plans were overfunded by $11 million and underfunded by $1 million at December 31, 2016 and 2015, respectively.
Any differences between the annual expense and amounts currently being recovered in rates by Transco and Northwest Pipeline are recorded as an adjustment to expense and collected or refunded through future rate adjustments.
Defined Contribution Plans
Williams maintains defined contribution plans for the benefit of substantially all of its employees. We were charged compensation expense of $24 million, $27 million, and $25 million in 2016, 2015, and 2014, respectively, for contributions to these plans.